LONG-TERM DEBT	12 Months Ended
Dec. 31, 2016
LONG-TERM DEBT [Abstract]
LONG-TERM DEBT
10.	LONG-TERM DEBT

Credit Facility:

On October 26, 2012, the Company entered into a $430 million revolving credit facility with a syndicate of lenders in order to refinance its existing credit facility, fund future vessel acquisitions and for general corporate purposes (the “Credit Facility”). Amounts borrowed under the Credit Facility bear interest at an annual rate equal to LIBOR plus a margin and the Company pays a commitment fee, which is a percentage of the applicable margin, on any undrawn amounts. The Credit Facility original maturity date was October 2017.

In December 2015 the Company expanded the Credit Facility from $430 million to $500 million. The new maturity of the credit facility is December 2020. There are no repayment requirements before maturity on the Credit Facility. The expanded facility was effective January 2016.

Borrowings under the Credit Facility are secured by first priority mortgages over the Company’s vessels and assignments of earnings and insurance. Under the Credit Facility, the Company is subject to certain covenants requiring among other things, the maintenance of (i) a minimum amount of equity; (ii) a minimum equity ratio; (iii) a minimum level of liquidity, (iv) positive working capital; and (v) a required security ratio of vessel values, according to broker reports, to drawn on the facility.  The Credit Facility also includes customary events of default including non-payment, breach of covenants, insolvency, cross default and material adverse change. The Company is permitted to pay dividends in accordance with its dividend policy as long as it is not in default under the Credit Facility.

In connection with the expansion of the Credit Facility, the Company incurred $4.6 million in deferred financing costs in 2015.

At the end of 2016 and 2015 the Company had $447 million and $330 million drawn under its Credit Facility, respectively.

As of December 31, 2016, the Company was in default with one of its debt covenants; (v) required security ratio of vessel value clause. A waiver was obtained lowering the required ratio to a level where the Company is in compliance. This waiver is effective until May 31, 2018. Under the terms of the waiver obtained, we are unable to draw further on the Credit Facility, our margin is increased by 2.0% for the period of the waiver and we cannot distribute dividends exceeding 85% of our “Adjusted Net Operating Earnings” with respect to the first quarter of 2017, and 75% of Adjusted Net Operating Earnings as from the second quarter 2017 until we are in compliance with the terms of the original Credit Facility. The Adjusted Net Operating Earnings figure is income from vessel operations before depreciation, any impairment losses, non-cash administrative charges and net financing costs.

The Company was in compliance with its loan covenants as of December 31, 2015.

The estimated fair value for the long-term debt is considered to be approximately equal to the carrying value since it bears a variable interest rate.